SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 Date of Report
                                 August 11, 2004
                        (Date of earliest event reported)




                         Boyd Bros. Transportation Inc.
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 (State or other jurisdiction of incorporation)




             0-23948                                   63-6006515
      --------------------                  --------------------------------
      (Commission File No.)                 (IRS Employer Identification No.)


                    3275 Highway 30
                   Clayton, Alabama                              36016
       ---------------------------------------                ----------
       (Address of principal executive offices)               (Zip Code)


                                 (334) 775-1400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 7.       Financial Statements and Exhibits

              (c)       Exhibits.

                        99.1        Press Release dated August 11, 2004

Item 12.      Results of Operations and Financial Condition

              On August 11, 2004, Boyd Bros. Transportation Inc. (the "Company") announced its financial results for the second quarter and six months ended June 30, 2004. The full text of the press release is set forth in
Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BOYD BROS. TRANSPORTATION INC.


Date:  August 11, 2004            By:       /s/ RICHARD C. BAILEY
                                       -----------------------------------------
                                              Richard C. Bailey
                                           Chief Operating Officer
                                         and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibit(s)
-------       -------------------------

    99.1      Copy of press release issued by the Company on August 11, 2004.